UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 6, 2017

Buckeye Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9356 (Commission File Number)	23-2432497 (I.R.S. Employer Identification No.)

One Greenway Plaza Suite 600
Houston, Texas	77046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (832) 615-8600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Amendment of 2013 LTIP

On April 12, 2017, the board of directors of Buckeye GP LLC, the general partner (the “General Partner”) of Buckeye Partners, L.P. (the “Partnership”), adopted, upon recommendation of the compensation committee of the board of directors of the General Partner (the “Compensation Committee”), amendments to the Buckeye Partners, L.P. 2013 Long-Term Incentive Plan (the “2013 LTIP”), subject to unitholder approval.  At the annual meeting of unitholders of the Partnership held on June 6, 2017, the amendments to the 2013 LTIP were approved and became effective.  Below is a brief description of the material terms of the 2013 LTIP (as amended by the amendment), which is qualified in its entirety by the detailed description of the 2013 LTIP included in the Partnership’s definitive proxy statement filed on April 19, 2017, and the amended 2013 LTIP, which is being filed herewith as Exhibit 10.1.

Purpose of Amendment

The 2013 LTIP was amended to (a) authorize 1,000,000 additional limited partner interests in the Partnership (“LP Units”) for issuance under the 2013 LTIP, (b) remove the limitation on the number of LP Units that may be issued to any one individual in a calendar year, (c) add a limitation on the number of LP Units that can be granted annually to the independent directors of the General Partner, (d) add a prohibition on option re-pricing, (e) extend the term of the 2013 LTIP through June 6, 2027, and (f) make other administrative and conforming changes.

Material Terms of the 2013 LTIP

The 2013 LTIP provides for the grant of options, phantom units, performance units, and in certain cases distribution equivalent rights which provide the participant with a credit on each payment date based on the payment of distributions made by the Partnership.

Administration.  The 2013 LTIP is administered by the Compensation Committee or one or more subcommittees as the Compensation Committee delegates.  Subject to the provisions of the 2013 LTIP, the Compensation Committee is authorized to interpret the 2013 LTIP, to prescribe, amend and rescind rules and regulations relating to the 2013 LTIP, to determine the terms and provisions of restrictions relating to grants under the 2013 LTIP and to make all other determinations necessary or advisable for the orderly administration of the 2013 LTIP.

Eligibility.  Persons eligible to receive grants under the 2013 LTIP are (i) employees of the General Partner or an affiliate of the General Partner who perform services directly or indirectly for the benefit of the Partnership, (ii) non-employee members of the board of directors of the General Partner, and (iii) consultants or advisors who provide bona fide services to the Partnership, the General Partner or an affiliate; provided, that, such services are not in connection with the offer and sale of securities in a capital-raising transaction and the consultant or advisor must not directly or indirectly promote or maintain a market for the Partnership’s securities.

LP Units Available for Grants.  Subject to certain adjustments as set forth in the 2013 LTIP, the number of LP Units that may be issued under the 2013 LTIP may not exceed 4,000,000 in the aggregate, plus (i) the number of LP Units subject to outstanding grants under the Buckeye Partners, L.P. 2009 Long-Term Incentive Plan (“2009 LTIP”) as of June 4, 2013 that did not vest or become paid under the 2009 LTIP, plus (ii) the number of LP Units remaining available for issuance under the 2009 LTIP as of the date of June 4, 2013.  With regard to grants, to any non-employee director of the board of directors of the General Partner, the number of LP Units that may be issued under the 2013 LTIP will not exceed 8,000.

Vesting.  Options, phantom units and performance units will vest, be forfeited or become exercisable, as applicable, in accordance with the terms and conditions determined by the Compensation Committee and set forth in the applicable grant letter.  Options, phantom units and performance units may vest or become exercisable, as applicable, based on the satisfaction of time-based service requirements, achievement of performance goals or other conditions as the Compensation Committee may determine.

Amendment or Termination.  The Compensation Committee may amend or terminate the 2013 LTIP at any time and may amend outstanding awards issued under the 2013 LTIP as long as such termination or amendment would not adversely affect the rights of a participant with respect to awards at the time outstanding under the 2013 LTIP, unless the participant consents.

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

The annual meeting of the unitholders of the Partnership was held on June 6, 2017, at which the following matters were voted upon by the Partnership’s unitholders: (i) the election of four Class I directors to serve on the board of directors of the General Partner, until the Partnership’s 2020 annual meeting of unitholders, (ii) the approval of certain amendments to the 2013 LTIP, as described in response to Item 5.02 above and in the Partnership’s definitive proxy statement, (iii) the ratification of the selection of Deloitte & Touche LLP as the Partnership’s independent registered public accounting firm for the year 2017, (iv) the approval, in an advisory vote, of the compensation of the Partnership’s named executive officers, as described in the Partnership’s definitive proxy statement, and (v) the vote, on an advisory basis, on the frequency of the advisory vote on the compensation of the named executive officers.

All nominees for director were elected, with voting as detailed below:

	For	Withheld	Broker Non-Votes
1. Barbara J. Duganier	89,582,244	554,922	40,784,832
2. Joseph A. LaSala, Jr.	89,473,355	663,810	40,784,832
3. Larry C. Payne	89,463,652	673,514	40,784,832
4. Martin A. White	89,443,893	693,273	40,784,832

The amendments to the 2013 LTIP were approved, with voting as detailed below:

For	Against	Abstain	Broker Non-Votes
87,606,333	2,053,200	477,630	40,784,834

The selection of Deloitte & Touche LLP as the Partnership’s independent registered public accounting firm for the year 2017 was ratified, with voting as detailed below:

For	Against	Abstain	Broker Non-Votes
128,548,219	2,007,751	366,027	0

The advisory vote on the compensation of the Partnership’s named executive officers resulted in an approval of executive compensation, with voting as detailed below:

For	Against	Abstain	Broker Non-Votes
80,236,395	9,337,573	563,195	40,784,834

The advisory vote on the frequency of the advisory vote on the compensation of the Partnership’s named executive officers resulted in the approval that such advisory vote be held every year, with voting as detailed below:

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
85,316,939	3,590,201	870,078	359,942	40,784,837

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

10.1                        Buckeye Partners, L.P. 2013 Long-Term Incentive Plan (As Amended and Restated, effective as of June 6, 2017) (Incorporated by reference to Exhibit A of Buckeye Partners, L.P.’s Definitive Proxy Statement filed April 19, 2017)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE PARTNERS, L.P.

By:	Buckeye GP LLC,
its General Partner

By:	TODD J. RUSSO
Todd J. Russo
Senior Vice President, General Counsel and
Secretary

Dated: June 9, 2017

Exhibit Index

Exhibit

10.1

Buckeye Partners, L.P. 2013 Long-Term Incentive Plan (As Amended and Restated, effective as of June 6, 2017) (Incorporated by reference to Exhibit A of Buckeye Partners, L.P.’s Definitive Proxy Statement filed April 19, 2017)